UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2019

Simlatus Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)

Phone: (530) 205-3437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Information

Increase in Authorized Shares Relative To Note-Holder Compliance:

The company filed a Pre-14(c) statement pursuant with an amendment to its Articles of Incorporation to increase the number of authorized shares from 975,000,000 to 1,500,000,000 with the Secretary of State for Nevada.

The purpose for the increase in the number of authorized shares is pursuant with the note-holder requirements for the required reserves specified under each of the notes on the company’s derivative table. Fluctuation in stock price enforces issuer compliance for note-holders to restructure share reserves.

As of July 22, 2019, the current Issued/outstanding common shares are 238,061,018; whereas of this amount, the number of restricted shares is 103,021,354 and the number of unrestricted shares is 135,039,664. The total amount of the notes with reserves are in value of approximately $1,131,683. Of this amount, and as an anti-dilution measure, the company will prepay $466,891,233 as the notes come due. Since May 31, 2019 the total amount of shares converted have been 86,874,321 in order to retire notes. The company will allocate 50% of its revenue in prepaying notes. The company will reduce the authorized shares pursuant reduction in reserves and dilution, respectively.

On May 31, 2019 the company disclosed;

Retirement and Settlement of Convertible Debt

The company has settled and retired various notes in order to prevent dilution and converting of certain common shares as follows:

On March 14, 2019 , the company entered into a Settlement Agreement with Auctus Fund, LLC. Both Parties agreed to settle the outstanding debt pursuant under the terms of a Securities Purchase Agreement, in its entirety. The Agreement was entered into on March 14, 2019, by and among Simlatus Corp. and Auctus Fund, LLC with respect to the Securities Purchase Agreement entered into two convertible notes between the Debtor and the Creditor on or about December 16, 2016 and August 9, 2017, pursuant to which the Debtor issued a Convertible Note each in the original principal amount of $46,750, respectively to the Creditor on that same date. The following conditions were agreed upon both parties to satisfy the Note in full: (i) Debtor shall pay $50,000 via wire transfer to the Creditor on March 15, 2019, (ii) Debtor shall pay $50,000 via wire transfer to the Creditor within 60 calendar days after the date of this Agreement, and (iii) Debtor shall pay $75,000 via wire transfer to the Creditor within 120 calendar days after the date of this Agreement. The company currently owes a final payment on or before July 14, 2019 of $75,000.

On April 3, 2019, the Company entered into a Settlement Agreement with EMA Financial, LLC. This Settlement Agreement was entered into on or about April 3, 2019, by and among Simlatus Corp. and EMA Financial, LLC with respect to the Securities Purchase Agreement entered into between the Company and the Investor on or about November 9, 2016 pursuant to which the Company issued a 10% Convertible Note in the original principal amount of $35,000 (the “Note”) to the Investor on that same date. Subject to and upon the terms and conditions set forth in this Agreement the Investor agreed to surrender the Note to the Company and release the Company from any of its obligations there-under in exchange for Company’s strict compliance with the following terms: (a) a cash payment by the Company to the Investor of $50,000 to be paid to the Investor on or before April 4, 2019; and (b) Company’s cash payment to Investor of $75,000 to be paid to the Investor on or before, but in no event later than end of day July 23, 2019. The company currently owes a final payment of $75,000 on or before July 23, 2019.

On April 10, 2019, the Board of Directors repurchased and returned to treasury 25,140 Preferred Series A Shares in the name of Optempus Investments, LLC. The company authorized and paid the payment of $45,000 to Optempus Investments, LLC for the repurchase of 25,140 Preferred Series A at $1.79 per share. This transaction is pursuant with the Asset Purchase Agreement of Proscere Bioscience and the IP of the Cold-Water CBD/HEMP Extraction Systems. The Series A Stock is convertible to common stock at market price the day of conversion.

Pursuant the FORBEARANCE AGREEMENT dated as of March 19, 2019 between Emunah Funding LLC and Simlatus Corporation; whereas the Company issued to Holder a convertible note dated May 15, 2018 in the original principal amount of $37,778 pursuant to a Securities Purchase Agreement dated May 15, 2018; the Company entered into a transaction for the Holder to forbear from converting the Note; and the Holder agreed to forebear from taking certain action as set forth in this Agreement. The Company and the Holder agreed to pay $25,000 to the Holder no later than March 19, 2019, the Holder agrees to waive the prohibition set forth in Section 4.18 of SPA for the one transaction disclosed to the Holder and to forebear from converting the Note until April 19, 2019; and in the event the Company pays to the Holder an additional $25,000 on or before April 19, 2019, the Note shall be deemed satisfied in full and of no further force and effect. The Company satisfied the conditions above, and the Holder has accepted full payment without prejudice. This note has been fully satisfied.

On June 20, 2019 the Company disclosed;

Retirement and Settlement of Convertible Debt

The company has settled and retired various notes in order to prevent dilution and converting of certain common shares as follows:

On June 3, 2019, the Board of Directors repurchased and returned to treasury 18,159 Preferred Series A Shares in the name of Optempus Investments, LLC. The company authorized and paid the payment of $32,500 to Optempus Investments, LLC for the repurchase of 18,159 Preferred Series A at $1.79 per share. This transaction is pursuant with the Asset Purchase Agreement of Proscere Bioscience and the IP of the Cold-Water CBD/HEMP Extraction Systems. The Series A Stock is convertible to common stock at market price the day of conversion.

On June 13, 2019 , the company entered into a Securities Exchange Agreement with Emunah Funding, LLC. Both Parties agreed to exchange the Warrants pursuant under the terms of a Securities Exchange Agreement, in its entirety. The Agreement was entered into on June 13, 2019, by and among Simlatus Corp. and Fourth Man Fund, LLC with respect to the Securities Exchange Agreement entered into warrants dated July 3. 2018, July 17, 2018, October 3, 2018, August 22, 2018 representing 89,540,000 shares of common stock were exchanged for 10,167 shares of Preferred Series C stock. Preferred Series C stock has a value of $10.00 per share.

On June 13, 2019 , the company entered into a Securities Exchange Agreement with Fourth Man Fund, LLC. Both Parties agreed to exchange the Warrants pursuant under the terms of a Securities Exchange Agreement, in its entirety. The Agreement was entered into on June 13, 2019, by and among Simlatus Corp. and Emunah Funding, LLC with respect to the Securities Exchange Agreement entered into warrants dated October 20, 2017, November 6, 2017, November 30, 2017, January 11, 2018, May 15, 2018, October 31, 2018 representing 129,952,129 shares of common stock were exchanged for 35,583 shares of Preferred Series C stock. Preferred Series C stock has a value of $10.00 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2019

Simlatus Corporation

By: /s/ Richard Hylen
Richard Hylen, Chairman and CEO